Loss Per Share	12 Months Ended
Dec. 31, 2017
Loss per share [abstract]
Loss per Share

11. Loss per Share

On October 20, 2016, the Company effected a four-for-one reverse stock split which reduced number of outstanding common shares from 10,510,741 to 2,627,674 shares (adjustments were made based on fractional shares). Unless otherwise noted, all historical share numbers and per share amounts have been adjusted to give effect to this reverse split.

Basic loss per share (‘‘LPS’’) is calculated by dividing the net loss for the year attributable to Globus shareholders by the weighted average number of shares issued, paid and outstanding.

Diluted loss per share is calculated by dividing the net loss attributable to common equity holders of the parent by the weighted average shares outstanding during the year plus the weighted average number of common shares that would be issued on the conversion of all the dilutive potential common shares into common shares.

The Company excluded the dilutive effect of 43,398,209 of potential common shares issuable upon exercise of warrants as their effect was anti-dilutive.

The following reflects the loss and share data used in the basic and diluted loss per share computations:

	For the year ended December 31,
	2017	2016	2015
Loss for the year	(6,475)	(9,825)	(32,396)
Less: Dividends on preferred shares (note 17)	-	-	(448)
Loss attributable to common equity holders	(6,475)	(9,825)	(32,844)
Weighted average number of shares for basic and diluted LPS	25,749,951	2,603,835	2,566,673